UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21417

NFJ Dividend, Interest & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices)           (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2006

Date of reporting period: January 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report To Shareholders

NFJ Dividend, Interest & Premium Strategy Fund

A n n u a l   R e p o r t
J a n u a r y   31,   2 0 0 6

Contents
Letter to Shareholders	1
Performance & Statistics	2
Schedule of Investments	3-9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Notes to Financial Statements	13-16
Financial Highlights	17
Report of Independent Registered
Public Accounting Firm	18
Matters Relating to the Trustees Consideration
of the Investment Management & Portfolio
Management Agreements	19-20
Tax Information	21
Privacy Policy and Proxy Voting
Policies & Procedures	22
Dividend Reinvestment Plan	23
Board of Trustees	24
Principal Officers	25

NFJ Dividend, Interest & Premium Strategy Fund Letter to Shareholders

March 24, 2006

Dear Shareholder:

We are pleased to provide you with the initial annual report of the NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) for the period February 28, 2005 (commencement of operations) through January 31, 2006.

U.S. stocks held their own during this time frame in the face of considerable market challenges. Geopolitical unrest, rising interest rates, record-high oil prices and natural disasters were among the challenges faced by stock investors. Despite these factors, the Fund’s net asset value was 8.59% during the reporting period, outperforming the 8.11% return of the S&P 500 Index. At market price, the Fund had a return of (4.65)% .

Within the equity portion of the portfolio, an overweighting in energy and telecommunications stocks significantly aided the Fund’s performance, as did increased investor appetite for dividend-paying stocks in general. The Fund’s equity index option strategy also worked well despite historically low stock volatility. In addition, the Fund’s investments in convertible securities, which struggled earlier in the period, contributed to the positive overall results, mostly due to solid security selection.

Please refer to the following pages for specific Fund information. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. You may also find a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and NFJ Investment Group, Nicholas-Applegate Capital Management and PEA Capital, the Fund’s sub-advisers, we thank you for investing with us.

We remain dedicated to serving your financial needs.

Sincerely,

Robert E. Connor	Brian S. Shlissel
Chairman	President & Chief Executive Officer

| 1.31.06 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 1

NFJ Dividend, Interest & Premium Strategy Fund Performance & Statistics
January 31, 2006

Symbol: NFJ Objective: To seek current income and gains, with a secondary objective of long-term capital appreciation.	Primary Investments: Dividend-paying common stocks, income producing convertible securities, writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.	Inception Date: February 28, 2005 Net Assets: $2,285.6 million Portfolio Managers: Ben Fischer Douglas Forsyth Greg Tournant

Total Return(1) :	Market Price	Net Asset Value (“NAV”)

Commencement of Operations (2/28/05) to 1/31/06	(4.65)%	8.59%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (2/28/05) to 1/31/06
	Market Price	$22.20

	Net Asset Value	$24.18

	Market Price Yield(2)	9.46%

	Discount to NAV	8.19%

	Investment Allocation (as a percentage of total investments before call options written)

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the begining of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend to shareholders by the market price per common share at January 31, 2006.

2 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.06 |

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2006

Shares
(000)		Value

COMMON STOCK—67.4%
	Aerospace/Defense—1.1%
400	Northrop Grumman Corp.	$24,852,000

	Agriculture—2.5%
300	Altria Group, Inc. (a)	21,702,000
350	Reynolds American, Inc. (a)	35,395,500

		57,097,500

	Apparel—1.5%
600	VF Corp.	33,288,000

	Banking—5.7%
719	Bank of America Corp. (a)	31,810,216
1,000	Keycorp (a)	35,390,000
950	Regions Financial Corp. (a)	31,521,000
750	Washington Mutual, Inc. (a)	31,740,000

		130,461,216

	Beverages—1.8%
1,000	Anheuser-Busch Cos., Inc. (a)	41,440,000

	Building Materials—0.7%
544	Masco Corp.	16,135,530

	Chemicals—6.4%
1,800	Dow Chemical Co. (a)	76,140,000
2,954	Lyondell Chemical Co. (a)	70,938,299

		147,078,299

	Commercial Services—2.2%
1,615	Deluxe Corp. (a)	43,252,378
236	RR Donnelley & Sons Co.	7,703,380

		50,955,758

	Computers—1.6%
1,400	Seagate Technology, Inc. (a)	36,512,000

	Diversified Financial Services—2.6%
125	E*Trade Financial Corp.	3,901,250
241	Freddie Mac	16,320,330
600	JP Morgan Chase & Co. (a)	23,850,000
250	Morgan Stanley	15,362,500

		59,434,080

	Electric—3.7%
850	DTE Energy Co.	35,870,000
1,100	Progress Energy, Inc. (a)	47,982,000

		83,852,000

	Food—2.7%
3,000	ConAgra Foods, Inc. (a)	62,190,000

	Gas—3.9%
1,950	KeySpan Corp. (a)	70,044,000
400	Sempra Energy	19,220,000

		89,264,000

| 1.31.06 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 3

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2006

Shares
(000)		Value

	Hand/Machine Tools—0.9%
430	Stanley Works	$21,106,816

	Home Furnishings—0.7%
200	Whirlpool Corp.	16,136,000

	Household Products—1.5%
600	Kimberly-Clark Corp.	34,272,000

	Insurance—0.8%
10	Jefferson-Pilot Corp.	583,300
250	Lincoln National Corp. (a)	13,632,500
100	St. Paul Travelers Cos., Inc.	4,538,000

		18,753,800

	Metals & Mining—0.0%
10	Freeport-McMoRan Copper & Gold, Inc.	642,500

	Oil & Gas—9.5%
337	Anadarko Petroleum Corp. (a)	36,335,340
750	Chevron Corp. (a)	44,535,000
500	Marathon Oil Corp.	38,435,000
350	Occidental Petroleum Corp.	34,198,500
350	PetroChina Co. Ltd. ADR (a)	35,007,000
300	Petroleo Brasileiro S.A. ADR	28,350,000

		216,860,840

	Pharmaceuticals—8.5%
250	GlaxoSmithKline PLC ADR	12,810,000
2,800	Merck & Co., Inc. (a)	96,600,000
3,300	Pfizer, Inc. (a)	84,744,000

		194,154,000

	Real Estate—1.1%
700	Duke Realty Corp.-REIT	25,396,000

	Retail—1.6%
1,500	Limited Brands, Inc. (a)	35,490,000

	Telecommunications—5.6%
10	Alltel Corp.	600,300
1,559	AT&T, Inc. (a)	40,451,898
2,750	Verizon Communications, Inc. (a)	87,065,000

		128,117,198

	Toys, Games & Hobbies—0.8%
1,059	Mattel, Inc.	17,468,550

	Total Common Stock (cost-$1,543,941,770)	1,540,958,087

CONVERTIBLE BONDS & NOTES—14.8%

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*

	Aerospace—0.2%
$ 3,500	GenCorp, Inc., 4.00%. 1/16/24	Caa2/B-	4,812,500

4 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.06 |

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Airlines—0.5%
$ 12,900	Continental Airlines, Inc., 4.50%, 2/1/07	Caa2/CCC+	$12,529,125

	Automotive—0.4%
7,075	Goodyear Tire & Rubber Co., 4.00%, 6/15/34 (b)(c)	B3/B-	10,152,625

	Chemicals—0.3%
3,000	Millennium Chemicals, Inc., 4.00%, 11/15/23	B1/BB-	5,681,250

	Commercial Services—1.2%
5,000	Bowne & Co., Inc., 5.00%, 10/1/33	B2/B-	5,391,000
13,400	Quebecor World USA, Inc., 6.00%, 10/1/07	B2/B+	13,199,000
7,500	Vertrue Corp. Ltd, 5.50%, 10/1/10	NR/B-	9,000,000

			27,590,000

	Computers—1.0%
11,250	Electronic Data Systems Corp., 3.875%, 7/15/23	Ba1/BBB-	11,432,812
10,100	Maxtor Corp., 6.80%, 4/30/10	B2/NR	11,324,625

			22,757,437

	Diversified Financial Services—0.3%
7,500	E*Trade Financial Corp., 6.00%, 2/1/07	NR/B-	7,846,875

	Electric—0.4%
3,500	PG&E Corp., 9.50%, 6/30/10	NR/NR	9,826,250

	Electrical Components & Equipment—0.4%
5,750	Artesyn Technologies, Inc., 5.50%, 8/15/10	NR/NR	7,970,937

	Household Products—0.3%
4,900	American Greetings Corp., 7.00%, 07/15/06	Ba2/BB+	7,331,625

	Media—0.6%
14,000	EchoStar Communications Corp., 5.75%, 5/15/08, GDR	B2/B	13,790,000

	Metals & Mining—0.8%
8,475	Freeport-McMoRan Copper & Gold, Inc., 7.00%, 2/11/11	NR/B+	17,967,000

	Miscellaneous Manufacturing—0.2%
3,435	Tyco International Group S.A., 3.125%, 1/15/23	Baa3/BBB+	4,332,394

	Oil & Gas—0.5%
9,675	Devon Energy Corp., 4.95%, 8/15/08	Baa2/BBB	11,331,844

	Pharmaceuticals—1.4%
6,000	Ligand Pharmaceuticals, Inc., 6.00%, 11/16/07	NR/NR	12,082,500
6,000	Omnicare, Inc., 3.25%, 12/15/35	B1/BB+	5,602,500
14,000	Sepracor, Inc., 5.00%, 2/15/07	NR/B-	13,965,000

			31,650,000

	Retail—1.0%
5,650	Guitar Center, Inc., 4.00%, 7/15/13	B1/BB-	8,983,500
12,800	Sonic Automotive, Inc., 5.25%, 5/7/09	B3/B	12,656,000

			21,639,500

	Semi-conductors—0.5%
11,850	Amkor Technology, Inc., 5.75%, 6/1/06, GDR	Caa3/CCC	11,820,375

| 1.31.06 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 5

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2006

Principal
Amount		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Telecommunications—3.8%
$ 11,000	American Tower Corp., 5.00%, 2/15/10	B1/BB-	$10,945,000
10,500	CenturyTel, Inc., 4.75%, 8/1/32	Baa2/BBB+	10,775,625
6,510	Harris Corp., 3.50%, 8/15/22, GDR	Baa2/BBB	13,500,112
14,100	Lucent Technologies, Inc., 8.00%, 8/1/31	B3/CCC+	14,311,500
14,000	Nextel Communications, Inc., 5.25%, 1/15/10	Baa2/A-	14,070,000
3,225	NII Holdings, Inc., 3.50%, 9/15/33	NR/NR	12,109,875
11,500	Nortel Networks Corp., 4.25%, 9/1/08, GDR	B3/B-	10,968,125

			86,680,237

	Transportation—1.0%
9,450	GATX Corp., 7.50%, 2/1/07, GDR	Baa3/BBB	11,836,125
6,450	YRC Worldwide, Inc., 5.00%, 8/8/23	Ba1/BBB-	10,231,313

			22,067,438

	Total Convertible Bonds & Notes (cost-$329,649,620)		337,777,412

CONVERTIBLE PREFERRED STOCK—9.4%

Shares
(000)

	Automotive—0.2%
171	Ford Motor Co. Capital Trust II, 6.50%, 1/15/32	Ba2/B-	5,497,650

	Banking—0.5%
210	Washington Mutual Capital Trust, 5.375%, 5/3/41	Baa1/BBB	11,298,000

	Chemicals—0.3%
150	Huntsman Corp., 5.00%, 2/16/08	NR/NR	6,891,797

	Commercial Services—0.5%
245	United Rentals, Inc., 6.50%, 8/1/28	Caa2/B-	11,300,625

	Electric—1.4%
244	AES Trust III, 6.75%, 10/15/29	B3/CCC+	10,801,425
183	FPL Group, Inc., 8.00%, 2/16/06	NR/A-	11,382,600
41	NRG Energy, Inc., 5.75%, 3/16/09	B3/CCC+	10,234,625

			32,418,650

	Food—0.5%
483	Albertson’s, Inc., 7.25%, 5/16/07	Baa3/BBB-	11,865,015

	Gas—0.4%
259	Oneok, Inc., 8.50%, 2/16/06	Baa2/BBB	8,820,020

	Holding Companies—0.4%
82	Williams Holdings of Delaware, Inc., 5.50%, 6/1/33	NR/B-	9,158,563

	Insurance—2.2%
300	Genworth Financial, Inc., 6.00%, 5/16/07	A2/A	10,755,000
409	Metlife, Inc., 6.375%, 8/15/08	NR/BBB+	11,239,250
165	Platinum Underwriters Holdings Ltd., 6.00%, 2/15/09	NR/BB+	5,135,625
450	PMI Group Inc., 5.875%, 11/15/06	A1/A	11,349,000
495	XL Capital Ltd., 6.50%, 5/15/07	A3/A-	11,023,650

			49,502,525

	Iron/Steel—0.6%
71	United States Steel Corp. 7.00%, 6/15/06, Ser. B	NR/B	13,456,687

6 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.06 |

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2006

Shares		Credit Rating
(000)		(Moody’s/S&P)*	Value

	Office/Business Equipment—0.5%
95	Xerox Corp., 6.25%, 7/1/06	B1/B-	$11,424,150

	Oil & Gas—1.2%
90	Amerada Hess Corp., 7.00%, 12/1/06	Ba3/BB	11,770,605
69	Chesapeake Energy Corp., 5.00%, 12/31/49	B2/B	14,934,075

			26,704,680

	Pharmaceuticals—0.4%
205	Schering-Plough Corp., 6.00%, 9/14/07	Baa3/BBB	10,532,912

	Telecommunications—0.3%
113	Crown Castle International Corp., 6.25%, 8/15/12	NR/NR	6,322,120

	Total Convertible Preferred Stock (cost-$209,829,725)		215,193,394

SHORT-TERM INVESTMENTS—9.8%

Principal
Amount
(000)

	Time Deposits—9.8%
$ 4,904	Brown Brothers Harriman—Cayman, 3.84%, 2/01/06		4,903,612
201,401	Societe Generale, 3.84%, due 2/01/06		201,401,325
18,625	Wells Fargo—Grand Cayman, 3.84%, 2/01/06		18,625,246

	Total Time Deposits (cost-$224,930,183)		224,930,183

	Total Investments, before call options written
	(cost-$2,308,351,298)—101.4%		2,318,859,076

CALL OPTIONS WRITTEN (d)—(1.6)%

Contracts

	American Stock Exchange Morgan Stanley Cyclical Index,
200	strike price $790, expires 2/18/06		(212,000)
200	strike price $790, expires 3/18/06		(362,000)
400	strike price $800, expires 2/18/06		(214,000)
550	strike price $800, expires 3/18/06		(665,500)
450	strike price $810, expires 3/18/06		(346,500)
100	strike price $810, expires 4/22/06		(148,000)
	American Stock Exchange Oil Index,
200	strike price $1020, expires 2/18/06		(2,500,000)
500	strike price $1030, expires 2/18/06		(5,765,000)
300	strike price $1040, expires 2/18/06		(3,168,000)
600	strike price $1050, expires 2/18/06		(5,790,000)
100	strike price $1070, expires 3/18/06		(892,000)
100	strike price $1090, expires 3/18/06		(735,000)
50	strike price $1130, expires 3/18/06		(237,000)
100	strike price $1140, expires 3/18/06		(415,000)

| 1.31.06 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 7

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2006

Contracts		Value

	American Stock Exchange Pharmaceutical Index,
200	strike price $325, expires 3/18/06	$(122,000)
600	strike price $330, expires 2/18/06	(81,000)
1,100	strike price $330, expires 3/18/06	(379,500)
	Financial Basket Index,
5,000	strike price $101, expires 4/7/06	(730,000)
5,000	strike price $101.25, expires 3/10/06	(355,000)
	Ishares DJ U.S. Real Estate Index,
1,000	strike price $66, expires 2/18/06	(365,000)
1,000	strike price $67, expires 2/18/06	(220,000)
1,500	strike price $68, expires 3/18/06	(330,000)
	Nasdaq 100 Stock Index,
50	strike price $1700, expires 2/18/06	(109,000)
20	strike price $1725, expires 2/18/06	(24,200)
25	strike price $1725, expires 3/18/06	(68,875)
30	strike price $1750, expires 2/18/06	(18,600)
25	strike price $1750, expires 3/18/06	(46,500)
	Pharmaceutical HOLDRS,
5,000	strike price $101.50, expires 3/3/06	(1,450,000)
5,000	strike price $102, expires 4/7/06	(895,000)
	Philadelphia Stock Exchange KBW Bank Sector Index,
750	strike price $102.50, expires 3/18/06	(198,750)
3,500	strike price $105, expires 3/18/06	(472,500)
1,000	strike price $107.50, expires 2/18/06	(10,000)
1,000	strike price $107.50, expires 3/18/06	(50,000)
	Philadelphia Stock Exchange Utility Index,
200	strike price $435, expires 2/18/06	(102,000)
700	strike price $440, expires 2/18/06	(210,000)
300	strike price $440, expires 3/18/06	(189,000)
300	strike price $445, expires 2/18/06	(46,500)
300	strike price $445, expires 3/18/06	(135,000)
300	strike price $445, expires 4/22/06	(240,000)
200	strike price $450, expires 3/18/06	(62,000)
300	strike price $452.50, expires 3/18/06	(72,000)
	Standard & Poors 500 Flex Index,
200	strike price $1275, expires 2/10/06	(270,000)
	Standard & Poors 500 Index,
400	strike price $1275, expires 2/18/06	(540,000)
250	strike price $1275, expires 3/3/06	(526,005)
200	strike price $1275, expires 3/18/06	(457,000)
200	strike price $1280, expires 2/10/06	(198,078)
700	strike price $1280, expires 2/18/06	(756,000)
100	strike price $1280, expires 3/18/06	(200,000)
400	strike price $1285, expires 2/18/06	(336,000)
500	strike price $1285, expires 3/18/06	(870,000)
600	strike price $1290, expires 3/18/06	(894,000)
100	strike price $1295, expires 3/18/06	(127,000)
200	strike price $1295, expires 3/31/06	(375,000)
500	strike price $1300, expires 3/18/06	(535,000)
200	strike price $1300, expires 3/31/06	(288,000)

8 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.06 |

NFJ Dividend, Interest & Premium Strategy Fund Schedule of Investments
January 31, 2006

Contracts		Value

	Telecommunication Basket Index,
10,000	strike price $101.50, expires 3/31/06	$(2,160,000)

	Total Call Options Written (premiums received-$22,554,436)	(36,964,508)

	Total Investments, net of call options written
	(cost-$2,285,796,862)—99.8%	2,281,894,568

	Other assets less liabilities—0.2%	3,757,706

	Net Assets—100.0%	$2,285,652,274

Notes to Schedule of Investments:
*	Unaudited.
(a)	All or partial amount segregated as collateral for call options written.
(b)	144A Security-Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers.
Unless otherwise indicated, these securities are not considered to be illiquid.
(c)	Private Placement. Restricted as to resale and may not have a readily available market.
(d)	Non-income producing.

Glossary:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
REIT — Real Estate Investment Trust
NR — Not Rated

See accompanying Notes to Financial Statements | 1.31.06 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 9

NFJ Dividend, Interest & Premium Strategy Fund Statement of Assets and Liabilities
January 31, 2006

Assets:
Investments, at value (cost–$2,308,351,298)	$2,318,859,076

Cash	762

Receivable for investments sold	24,198,244

Interest and dividends receivable	11,277,610

Prepaid expenses	23,967

Total Assets	2,354,359,659

Liabilities:
Call options written, at value (premiums received–$22,554,436)	36,964,508

Payable for investments purchased	29,741,982

Investment management fees payable	1,723,837

Accrued expenses	277,058

Total Liabilities	68,707,385

Net Assets	$2,285,652,274

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share applicable to 94,524,325 shares issued and outstanding)	$945

Paid-in-capital in excess of par	2,253,871,358

Undistributed net investment income	4,921,237

Net realized gain on investments	30,761,028

Net unrealized depreciation of investments and call options written	(3,902,294)

Net Assets	$2,285,652,274

Net Asset Value Per Share	$24.18

10 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.06 | See accompanying Notes to Financial Statements

NFJ Dividend, Interest & Premium Strategy Fund Statement of Operations
For the period February 28, 2005* through January 31, 2006

Investment Income:
Dividends (net of foreign withholding taxes of $162,727)	$67,356,201

Interest	18,165,006

Total Investment Income	85,521,207

Expenses:
Investment management fees	18,289,978

Custodian and accounting agent fees	331,060

Reports and notices to shareholders	149,150

Audit and tax services	81,223

Trustees’ fees and expenses	75,574

New York Stock Exchange listing fees	66,642

Legal fees	38,310

Transfer agent fees	23,659

Investor relations	18,485

Miscellaneous	37,229

Total expenses	19,111,310

Net Investment Income	66,409,897

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	152,354,245

Call options written	(26,495,563)

Short sales	(1,104,249)

124,754,433

Net unrealized appreciation (depreciation) of:
Investments	10,507,778

Call options written	(14,410,072)

(3,902,294)

Net realized and unrealized gain on investments, call options written and short sales	120,852,139

Net Increase in Net Assets Resulting from Investment Operations	$187,262,036

* Commencement of operations

See accompanying Notes to Financial Statements | 1.31.06 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 11

NFJ Dividend, Interest & Premium Strategy Fund	Statement of Changes in Net Assets
For the period February 28, 2005* through January 31, 2006

Investment Operations:
Net investment income	$66,409,897

Net realized gain on investments, call options written and short sales	124,754,433

Net unrealized depreciation of investments and call options written	(3,902,294)

Net increase in net assets resulting from investment operations	187,262,036

Dividends and Distributions to Shareholders from:
Net investment income	(61,637,263)

Net realized gains	(93,844,802)

Total dividends and distributions to shareholders	(155,482,065)

Capital Share Transactions:
Net proceeds from the sale of common stock	2,234,700,000

Offering costs charged to paid-in capital in excess of par	(2,412,896)

Reinvestment of dividends and distributions	21,485,187

Net increase from capital share transactions	2,253,772,291

Total increase in net assets	2,285,552,262

Net Assets:
Beginning of period	100,012

End of period (including undistributed net investment income of $4,921,237)	$2,285,652,274

Shares Issued and Reinvested:
Issued	93,600,000

Issued in reinvestment of dividends and distributions	920,136

Net Increase	94,520,136

* Commencement of operations

12 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.06 | See accompanying Notes to Financial Statements

NFJ Dividend, Interest & Premium Strategy Fund Notes to Financial Statements
January 31, 2006

1. Organization and Significant Accounting Policies

NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) was organized as a Massachusetts business trust on August 20, 2003. Prior to commencing operations on February 28, 2005, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940 as amended, and the sale and issuance of 4,189 shares of beneficial interest at an aggregate par of $100,012 to Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”), is an indirect wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, majority-owned subsidiary of Allianz AG.

The Fund issued 86,100,000 shares of common stock in its initial public offering. An additional 7,500,000 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $2,412,896 (representing $0.02578 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par.

The Fund’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. The Fund will pursue its investment objectives by investing in a diversified portfolio of dividend-paying common stocks and income-producing convertible securities. The Fund will also employ a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Fund:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, are using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term investments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. The Fund’s net asset value is determined daily as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange on each day the exchange is open for business.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date.

| 1.31.06 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 13

NFJ Dividend, Interest & Premium Strategy Fund Notes to Financial Statements
January 31, 2006

1. Organization and Significant Accounting Policies (continued)

(c) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year the Fund intends not to be subject to U.S. federal excise tax.

(d) Dividends and Distributions
The Fund declares quarterly dividends and distributions from net investment income and gains from index option premiums and the sale of portfolio securities. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their income tax treatment; temporary differences do not require reclassification. For the period February 28, 2005 (commencement of operations) through January 31, 2006, the permanent differences are primarily attributable to the differing treatment of convertible preferred securities. These adjustments were to increase undistributed net investment income and decrease net realized gains by $148,603. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

(e) Call Option Transactions
The Fund employs a strategy of writing (selling) call options on equity indexes in an attempt to generate gains from option premiums. When an option is written, the premium received is recorded as an asset with an equal liability, which is subsequently adjusted to the current market value of the option. Premiums received from writing options, which expire unexercised, are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security or index option in determining whether there has been a realized gain or loss.

The Fund, as writer of a call option, may have no control over whether the underlying securities or index option may be sold (called). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or index underlying the written call option.

(f) Short Sales
The Fund may enter into short sales of securities as a method of hedging potential price declines in similar securities owned. Securities sold in short sale transactions and interest payable on such securities, if any, is reflected as a liability in the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

(g) Concentration of Risk
It is the Fund’s policy to invest a portion of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments include features which render them more sensitive to price changes in their underlying securities. Consequently, this exposes the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock.

14 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.06 |

NFJ Dividend, Interest & Premium Strategy Fund Notes to Financial Statements
January 31, 2006

2. Investment Manager/Sub-Advisers
The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Fund pays the Investment Manager an annual fee, payable monthly, at the annual rate of 0.90% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to any borrowings) minus accrued liabilities (other than liabilities representing borrowings). The Investment Manager has retained its affiliates, NFJ Investment Group L.P (“NFJ”), Nicholas-Applegate Capital Management LLC (“NACM”), and PEA Capital LLC (“PEA”) (the “Sub-Advisers”), to manage the Fund’s equity component, convertible component and index option strategy, respectively. Subject to the supervision of the Investment Manager, the Sub-Advisers make all of the Fund’s investment decisions in connection with their respective components of the Fund’s investments. For their services, pursuant to Sub-Advisory agreements, the Investment Manager and not the Fund, pays the Sub-Advisers a monthly fee.

3. Investment in Securities
For the period ended January 31, 2006, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $3,972,299,519 and $2,064,712,517, respectively. U.S. government obligations purchases and sales were $51,820,313 and $50,586,523, respectively.

(a) Transaction in call options written for the period February 28, 2005 (commencement of operations) through January 31, 2006 were:

	Contracts
	(000)	Premiums

Options outstanding, February 28, 2005	—	$—
Options written	316,989	128,242,728
Options terminated in closing purchase transactions	(124,586)	(55,312,312)
Options expired	(139,603)	(50,375,980)

Options outstanding, January 31, 2006	52,800	$22,554,436

4. Income Tax Information
The tax character of distributions for the period February 28, 2005 (commencement of operations) through January 31, 2006 of $155,482,065 was comprised entirely of ordinary income.

At January 31, 2006, the tax character of distributable earnings was $45,815,689 of ordinary income and $56,252 of long-term capital gains.

For federal income tax purposes, the Fund elected to treat net realized capital losses of $19,178,493 incurred in the period November 1, 2005 through January 31, 2006 as having been incurred in the next fiscal year.

The cost basis of portfolio securities for federal income tax purposes is $2,308,964,414. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $114,663,907; aggregated gross unrealized depreciation for securities in which there is an excess of tax cost over value is $104,769,245; net unrealized appreciation for federal income tax purposes is $9,894,662. The difference between book and tax basis unrealized appreciation is attributable to wash sales and the differing treatment of convertible preferred securities.

5. Legal Proceedings
In June and September 2004, the Investment Manager, certain of its affiliates (Allianz Global Investors Distributors LLC and PEA Capital LLC) and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. The settling parties also agreed to make certain corporate governance changes. None of the settlements allege that any inappropriate activity took place with respect to the Fund.

| 1.31.06 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 15

NFJ Dividend, Interest & Premium Strategy Fund Notes to Financial Statements
January 31, 2006

5. Legal Proceedings (continued)
Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a Multi-District Litigation in the United States District Court for the District of Maryland, and the revenue sharing/shelf space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. An additional market timing lawsuit filed by the Attorney General of West Virginia against a number of fund companies, including the Investment Manager and two of its affiliates, has also been transferred to the Multi-District Litigation in Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager or its affiliates or related injunctions. The Investment Manager believes that other similar lawsuits may be filed in federal or state courts in the future.

Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Investment Manager, Allianz Global and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the Commission, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the Commission concerning the status of the New Jersey settlement referenced above with regard to any implications under Section 9(a), the Investment Manager and certain of its affiliates, including the Investment Adviser and the Sub-Adviser, (together, the ‘‘Applicants’’) have sought exemptive relief from the Commission under Section 9(c) of the 1940 Act. The Commission has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the Commission takes final action on their application for a permanent exemptive order. There is no assurance that the Commission will issue a permanent order. If a court injunction were to issue against the Investment Manager or the Affiliates with respect to any of the other matters referenced above, the Investment Manager or the affiliates would, in turn, seek similar exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

The foregoing speaks only as of the date hereof.

16 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.06 |

NFJ Dividend, Interest & Premium Strategy Fund Financial Highlights
For a share outstanding for the period February 28, 2005* through January 31, 2006

Net asset value, beginning of period	$23.88 **

Income from Investment Operations:
Net investment income	0.70

Net realized and unrealized gains on investments	1.28

Total from investment operations	1.98

Dividends and Distributions to Shareholders from:
Net investment income	(0.65)

Net realized gains	(1.00)

Total dividends and distributions to shareholders	(1.65)

Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	(0.03)

Net asset value, end of period	$24.18

Market price, end of period	$22.20

Total Investment Return (1)	(4.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$2,285,652

Ratio of expenses to average net assets (2)	0.94%

Ratio of net investment income to average net assets (2)	3.27%

Portfolio turnover	97%

*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)	Total investment return is calculated assuming a purchase of a share at the current market price on the first day of the period and a sale of a share at the current market price on the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.
Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(2)	Annualized.

See accompanying Notes to Financial Statements | 1.31.06 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 17

NFJ Dividend, Interest & Premium Strategy Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
NFJ Dividend, Interest & Premium Strategy Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NFJ Dividend, Interest & Premium Strategy Fund (the “Fund”) at January 31, 2006, and the results of its operations, the changes in its net assets and financial highlights for the period February 28, 2005 (commencement of operations) through January 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
March 24, 2006

18 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.06 |

NFJ Dividend, Interest & Premium Strategy Fund	Matters Relating to the Trustees Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“independent”) Trustees, voting separately, approve the Fund’s Investment Management Agreement with the Investment Manager and Portfolio Management Agreements between the Investment Manager and the Sub-Advisers (together, the “Agreements”). The Trustees met on February 9, 2005 (the “contract review meeting”) for the specific purpose of considering whether to approve the Investment Management Agreement and the Portfolio Management Agreements. The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s Investment Management Agreement and Portfolio Management Agreements should be approved for a two-year period.

In connection with their deliberations regarding the approval of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Advisers under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds, (ii) information regarding the management fees of comparable portfolios of other clients of the Sub-Advisers, (iii) information regarding the financial results and financial condition of the Investment Manager and the Sub-Advisers, including consolidated financial statements of Allianz Global Investors of America L.P, the U.S. parent of the Investment Manager and the Sub-Advisers, (iv) descriptions of various functions performed by the Investment Manager and the Sub-Advisers for the Fund, such as compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of the Investment Manager and the Sub-Advisers, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund. The Trustees also considered the business reputation of the Investment Manager and the Sub-Advisers, their advisory experience including the assets under management as of December 31, 2004, and their professional liability insurance.

The Trustees’ conclusions as to the approval of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and Sub-Advisers’ abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Investment Manager and the Sub-Advisers; the experience of key advisory personnel of the Sub-Advisers responsible for portfolio management of the Fund; the ability of the Investment Manager and Sub-Advisers to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and Sub-Advisers; and the level of skill required to manage the Fund. In addition, the Trustees assessed the potential quality of the Investment Manager’s and Sub-Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or a Sub-Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including their respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Investment Manager and Sub-Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Investment Manager and each Sub-Adviser would be able to meet any reasonably foreseeable obligations under the Agreements.

| 1.31.06 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 19

NFJ Dividend, Interest & Premium Strategy Fund	Matters Relating to the Trustees Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

The Trustees also evaluated the procedures of the Investment Manager and the Sub-Advisers designed to fulfill their fiduciary duty to the Fund with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees), the procedures by which the Investment Manager and the Sub-Advisers allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Investment Manager and the Sub-Advisers in these matters. The Trustees also received information concerning standards of the Investment Manager and the Sub-Advisers with respect to the execution of portfolio transactions.

The Trustees also gave substantial consideration to the advisory fees charged by the Investment Manager and the Sub-Advisers. Specifically, the Trustees considered the advisory fees charged under other investment advisory contracts, such as (i) open-end and closed-end investment companies which the Investment Manager serves as the investment manager and/or any of the Sub-Advisers serve as portfolio manager and (ii) institutional separate accounts or unregistered hedge funds advised by the Sub-Advisers which employ strategies similar to those that would be used in connection with the Fund. In that connection, the Trustees considered that for those accounts that are not registered investment companies or that are sub-advised registered investment companies sponsored by other investment advisers, the Investment Manager and Sub-Advisers do not devote the same level of services to manage and administer those assets. The Trustees also considered the advisory fees charged by other closed-end funds that have similar investment objectives or strategies to those that would be employed by the Fund.

The Trustees also considered the management fees charged by the Sub-Advisers to other clients, including institutional separate accounts with investment strategies similar to those of the Fund that would be managed by such Sub-Adviser. They noted that the management fee paid by the Fund is generally higher than the fees paid by these clients of the Sub-Advisers, but that the administrative burden for the Investment Manager and the Sub-Advisers with respect to the Fund is also relatively higher, in part due to the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts and in part due to the complexity associated with advising a Fund comprised of multiple asset classes.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and Sub-Advisers, such as reputational value derived from serving as investment manager and sub-adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services to be provided by the Investment Manager and Sub-Advisers to the Fund.

20 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.06 |

NFJ Dividend, Interest & Premium Strategy Fund Tax Information (unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year ended January 31, 2006 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended January 31, 2006 were as follows:

Dividends from ordinary income	$1.6449

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 39%, or the maximum amount allowable.

The percentage of ordinary dividends paid by the Fund during the period ended January 31, 2006 which qualified for the Dividends Received Deduction available to corporate shareholders was 36%.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2006. In January 2007, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2006. The amount that will be reported will be the amount to use on your 2006 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended January 31, 2006. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

| 1.31.06 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 21

NFJ Dividend, Interest & Premium Strategy Fund	Privacy Policy / Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:
Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party with the consent or at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In order to guard a shareholder’s non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the period ended June 30, 2005 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

22 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.06 |

NFJ Dividend, Interest & Premium Strategy Fund	Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Fund’s dividend disbursement agent.

Unless you (or your broker or nominee) elects not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

| 1.31.06 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 23

NFJ Dividend, Interest & Premium Strategy Fund Board of Trustees (unaudited)

Name, Age, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Robert E. Connor	Corporate Affairs Consultant; Formerly, Senior Vice President, Corporate Office,
Date of Birth: 9/17/34	Smith Barney Inc.
Chairman of the Board of Trustees since: 2005
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2007 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Paul Belica	Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding,
Date of Birth: 9/27/21	Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Formerly, Manager of Stratigos
Trustee since: 2005	Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC; and Formerly,
Term of Office: Expected to stand for re-election	senior executive and member of the Board of Smith Barney, Harris Upham & Co.
at 2006 annual meeting of shareholders
Director/Trustee of 24 funds in Fund Complex
Director/Trustee of no funds outside of Fund Complex

John J. Dalessandro II	Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer
Date of Birth: 7/26/37	and member of the New York Stock Exchange.
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2008 annual meeting of shareholders.
Trustee of 23 funds in Fund Complex
Trustee of no funds outside of Fund complex

Hans W. Kertess	President, H Kertess & Co. L.P. Formerly, Managing Director, Royal Bank of Canada
Date of Birth: 7/12/39	Capital Markets.
Trustee since: 2005
Term of office: Expected to stand for re-election
at 2006 annual meeting of shareholders.
Trustee of 23 Funds in Fund Complex;
Trustee of no funds outside of Fund Complex

Further information about Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated February 23, 2005, which can be obtained upon request, without charge, by calling the Fund’s transfer agent at (800) 331-1710.

24 NFJ Dividend, Interest & Premium Strategy Fund Annual Report | 1.31.06 |

NFJ Dividend, Interest & Premium Strategy Fund Principal Officers (unaudited)

Name, Age, Position(s) Held with Fund	Principal Occupation(s) During Past 5 Years:

The address of each officer is 1345 Avenue of the Americas, New York, NY 10105

Brian S. Shlissel	Executive Vice President, Allianz Global Investors Fund Management LLC; President
Date of Birth: 11/14/64	and Chief Executive Officer of 32 funds in the Fund Complex; Treasurer; Principal
President & Chief Executive Officer since: 2005	Financial and Accounting Officer of 32 funds in the Fund Complex; Trustee of 8 funds in the Fund Complex.

Lawrence G. Altadonna	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer,
Date of Birth: 3/10/66	Principal Financial and Accounting officer of 24 funds in the Fund Complex; Treasurer
Treasurer, Principal/Financial and Accounting	of 8 funds in the Fund Complex; Assistant Treasurer of 32 funds in the Fund Complex.
Officer since: 2005

Thomas J. Fuccillo	Senior Vice President, Senior Fund Attorney, Allianz Global Investors of America L.P.,
Date of Birth: 3/22/68	Secretary of 32 funds in the Fund Complex. Formerly, Vice President and Associate
Secretary & Chief Legal Officer since: 2005	General Counsel, Neuberger Berman, LLC.

Youse Guia	Senior Vice President, Group Compliance Manager, Allianz Global Investors of
Date of Birth: 9/3/72	America L.P., Chief Compliance Officer of 64 funds in the Fund Complex; Formerly,
Chief Compliance Officer since: 2005	Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.
(since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996-2002).

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

| 1.31.06 | NFJ Dividend, Interest & Premium Strategy Fund Annual Report 25

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Trustees and Principal Officers
Robert E. Connor
     Trustee, Chairman of the Board of Trustees
Paul Belica
     Trustee
John J. Dalessandro II
     Trustee
Hans W. Kertess
     Trustee
Brian S. Shlissel
     President & Chief Executive Officer
Lawrence G. Altadonna
     Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo
     Secretary & Chief Legal Officer
Youse Guia
     Chief Compliance Officer

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Advisers
NFJ Investment Group L.P.
2121 San Jacinto, Suite 1840
Dallas, Texas 75201

Nicholas-Applegate Capital Management LLC
600 West Broadway, 30th Floor
San Diego, California 92101

PEA Capital LLC
1345 Avenue of the Americas,50th Floor,
New York, New York 10105

Custodian & Accounting Agent
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of NFJ Dividend, Interest & Premium Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com.

On January 27, 2005, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

Item 2. Code of Ethics

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -- Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that Mr. Paul Belica, a member of the Board's Audit Oversight Committee is an "audit committee financial expert," and that he is "independent," for purposes of this Item.

Item 4. Principal Accountant Fees and Services

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, was $80,500 in 2006 (January 31, 2006 was the Registrant’s initial fiscal year).

	b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant's financial statements and are not reported under paragraph (e) of this Item were $0 in 2006 (January 31, 2006 was the Registrant’s initial fiscal year). These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

	c)	Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax service and tax planning ("Tax Services") was $18,100 in 2006 (January 31, 2006 was the Registrant’s initial fiscal year). These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor's engagements for non-audit services to the when the engagement relates directly to the operations and financial reporting of the Registrant. The Registrant's policy is stated below.

NFJ Dividend, Interest & Premium Strategy Fund (THE "FUND")

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds' Audit Oversight Committee ("Committee") is charged with the oversight of the Funds' financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds' Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds' independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee's pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm's engagement will not adversely affect the firm's independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm's independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds' independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm's independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews Tax distribution analysis and planning

Tax authority examination services Tax appeals support services

Accounting methods studies Fund merger support service Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds' independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services Legal services and expert services unrelated to the audit Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the "Investment Manager") and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the "Accounting Affiliates"). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm's independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds' independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund's independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the

Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 (January 31, 2006 was the Registrant’s initial fiscal year) Reporting Period was $2,815,530.

h)	Auditor Independence. The Registrant's Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrant

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, and Hans W. Kertess.

Item 6. Schedule of Investments Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies The registrant has delegated the voting of proxies relating to its voting securities to its sub-advisers, NFJ Investment Group L.P. and Nicholas Applegate Capital Management LLC (the “Sub-Advisers”). The Proxy Voting Policies and Procedures of the Sub-Advisers are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

1) Nicholas-Applegate Capital Management LLC (“NACM”)

As of April 7, 2006, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Convertible Component, with Mr. Forsyth serving as head of the team:

Douglas G. Forsyth, CFA
Managing Director, Portfolio Manager, US High Yield Bond/Convertibles
Doug Forsyth oversees Nicholas-Applegate's US High Yield Bond and US Convertibles portfolio management and research teams and is a member of the firm’s Executive Committee. Prior to joining Nicholas-Applegate in 1994, Doug was a securities analyst at AEGON USA, where he was responsible for financial and strategic analysis of high yield securities. Doug was previously a research assistant at the University of Iowa, where he earned his B.B.A. in finance. He has fourteen years of investment industry experience.

William (Brit) L. Stickney
Managing Director, Portfolio Manager, US High Yield Bond/Convertibles
 Brit Stickney has portfolio management and research responsibilities as a member of the firm’s US High Yield Bond/Convertibles team. Prior to joining the firm in 1999, he was a vice president of Institutional Fixed Income Sales with ABN AMRO, Inc., where his primary focus was on high yield corporate securities. Brit’s previous experience was in institutional fixed income with Cowen & Company and Wayne Hummer & Company. He holds an M.B.A. from the J.L. Kellogg School of Management at Northwestern University and a B.S. in finance from Miami University of Ohio. He has seventeen years of investment industry experience.

Michael E. Yee
Senior Vice President, Portfolio Manager, US High Yield Bond/Convertibles
As a member of the US High Yield Bond/Convertibles team since 1999, Michael Yee has responsibilities in portfolio management, trading and research for the US Convertible Arbitrage Fund. Michael was previously an Analyst for the Global/Systematic team, held positions in global and domestic portfolio administration areas, and in client services. Prior to joining the firm in 1995, he worked as a financial consultant for Priority One Financial/Liberty Foundation. Michael holds an M.B.A. from San Diego State University and a B.S. from the University of California at San Diego. He has eleven years of investment industry experience.

Justin Kass, CFA
Senior Vice President, Portfolio Manager, US High Yield Bond/Convertibles
 Justin Kass joined the firm in 2000 with responsibilities for portfolio management and research on our US High Yield Bond/Convertibles team. He was previously an analyst and interned on the team, where he added significant depth to our proprietary Upgrade Alert Model. He earned his M.B.A. in finance from the Anderson School at University of California, Los Angeles and his B.S. from the University of California, Davis. He has eight years of investment industry experience.

Elizabeth Lemesevski
Vice President, Analyst
Liz Lemesevski joined the firm in 2001 with portfolio management and research responsibilities on the US High Yield Bond/Convertibles team. She was previously an analyst with T.A. McKay & Co., a boutique high yield firm; with Citibank’s secondary loan trading division; and in client service with CoreStates International Bank specializing in the Asia Pacific region. She earned her M.B.A. in finance from Fordham University and a B.S. in finance, with a double major in French, from Rutgers University. She is a CFA Level II candidate with fourteen years of investment industry experience.

Nicole D. Larrabee
Fixed Income Trading Assistant
 As a member of the US High Yield Bond/Convertibles team, Nicole Larrabee has responsibilities in portfolio management, trading and research. Prior to joining the firm in 2000 as an account administrator, Nicole was a sales associate with Salomon Smith Barney (Schroders); Lehman Brothers, Inc.; and Heflin and Co., LLC; and conducted research as an intern for Sun Alliance Holdings, Ltd. and Cantor Fitzgerald and Co., Inc. Nicole earned her B.S. in business administration from the University of Arizona. She has eleven years of investment industry experience.

NFJ Investment Group L.P. (“NFJ”)

As of April 7, 2006, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Equity Component, with Mr. Fischer serving as head of the team:

BEN J. FISCHER, CFA - MANAGING DIRECTOR
Mr. Fischer is a founding partner of NFJ Investment Group. He has over 39 years of experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

E. CLIFTON HOOVER, JR., CFA - MANAGING DIRECTOR
Mr. Hoover is a portfolio manager and currently co-manages the Allianz NFJ Small Cap Value Fund and the Allianz NFJ Dividend Value Fund. He has over 20 years of experience in financial analysis and portfolio management. Prior to joining NFJ Investment Group in 1997, he was a vice president at Credit Lyonnais and was responsible for the financial analysis and portfolio management of a diversified portfolio. He began his career as a financial analyst with NationsBank in 1985. Mr. Hoover received his BBA and MS-Finance degrees from Texas Tech University in 1984 and 1985, respectively.

JEFFREY S. PARTENHEIMER, CFA, CPA - MANAGING DIRECTOR
Mr. Partenheimer has over 20 years of experience in financial analysis, portfolio management and large corporate finance. Prior to joining NFJ Investment Group in 1999, he spent 10 years in commercial banking and 4 years as a treasury director for a major telecommunications equipment manufacturer. He began his career as a financial analyst with First City Bank of Dallas in 1985. Mr. Partenheimer received his BBA (Accounting) in 1982 from the University of Texas and his MSBA (Finance) from Texas Tech University in 1985.

PEA Capital LLC (“PEA”)

As of April 7, 2006, the following individuals are part of the derivatives group at PEA and constitute the team that has primary responsibility for the day-to-day implementation of the Index Option Strategy, with Mr. Tournant serving as head of the team:

Greg Tournant (February, 2005 (Inception)) - Portfolio Manager for PEA. Prior to joining PEA in 2001, he was a Senior Research Analyst at Eagle Asset Management, a division of Raymond James Financial. Before that he spent three years as a strategy consultant for McKinsey & Co., and two years as a research analyst for Eagle Asset Management. He has nine years of investment experience. Mr. Tournant holds a B.S. from Trinity University in San Antonio, Texas and an M.B.A. from the Kellogg School of Business at Northwestern University.

Stephen Bond-Nelson (February, 2005 (Inception)) - Portfolio Manager/Senior Analyst for PEA. Prior to joining PEA in 1999, he was a Research Analyst/Associate at Prudential Mutual Funds. He has ten years of investment experience. Mr. Bond-Nelson holds a B.S. from Lehigh University and an M.B.A. from Rutgers University.

Brandon Primack (February, 2005 (Inception)) - Research Analyst. Prior to joining the derivatives group, he was an equity analyst at PEA. Prior to joining PEA in 1999, he was portfolio administrator at Scudder Kemper Investments. He has four years of derivatives experience and seven years of combined industry and investment experience. Mr. Primack holds a B.A. in Economics from the University of Michigan. He is a CFA charterholder and a member of the New York Society of Security Analysts.

Valentin Ivanov (February, 2005 (Inception)) - Quantitative Analyst for PEA. Prior to joining PEA in 2005, he was a portfolio administrator and trader with Allianz Global Investors Managed Accounts and Nicholas-Applegate Capital Management. He has seven years of industry experience. Mr. Ivanov holds a B.A. from the University of San Diego.

2) NACM

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds, that were managed by Portfolio Managers as of January 31, 2006, including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

	Other RICs		Other Accounts		Other Pooled

Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)

Douglas G. Forsythe, CFA	5	3,229.4	16	1609.6	3	409.7

Justin Kass, CFA	5	3,229.4	16	1609.6	3	409.7

William (Brit) L. Stickney	5	3,229.4	16	1609.6	3	409.7

Michael E. Yee	5	3,229.4	16	1609.6	3	409.7

Elizabeth Lemesevski	5	3,229.4	16	1609.6	3	409.7

Nicole D. Larrabee	5	3,229.4	16	1609.6	3	409.7

Accounts and Assets for which Advisory Fee is Based on Performance

	Other RICs		Other Accounts		Other Pooled

Portfolio Manager	#	AUM($million)	#	AUM($million)	#	AUM($million)

Douglas G. Forsythe, CFA	-	-	-	-	1	5.0

Justin Kass, CFA	-	-	-	-	1	5.0

William (Brit) L. Stickney	-	-	-	-	1	5.0

Michael E. Yee	-	-	-	-	1	5.0

Elizabeth Lemesevski	-	-	-	-	1	5.0

Nicole D. Larrabee	-	-	-	-	1	5.0

NFJ

The number of other accounts managed and total assets in the accounts managed by the Portfolio Managers as of January 31, 2006:

Portfolio Manager	Account Type	Number of	Assets Under
		accounts	Management

Ben Fischer	Other investment companies	7	$397,166,835
	Other accounts	22	$391,011,523
	Wrap accounts	10	$929,520,970

Cliff Hoover	Other investment companies	3	$2,562,954,308
	Other pooled investment vehicles	0	$-
	Other accounts	13	$515,666,568

Jeff Partenheimer	Other investment companies	3	$326,936,856
	Other accounts	7	$174,360,174
	Wrap accounts	6	$8,684,314,320

PEA

The number of other accounts managed and total assets in the accounts managed by the Portfolio Managers as of January 31, 2006:

Greg Tournant:
Other Investment Companies (4) - $813,957,433
Other Pooled Investment Vehicles (0) - $0
Other Accounts (4) - $21,840,263
(None are performance-fee based)

Stephen Bond-Nelson:
Other Investment Companies (4) - $813,957,433
Other Pooled Investment Vehicles (0) - $0
Other Accounts (2) - $4,231,452
(None are performance-fee based)

Brandon Primack:
Other Investment Companies (3) - $745,573,007
Other Pooled Investment Vehicles (0) - $0
Other Accounts (2) - $4,231,452
(None are performance-fee based)

Valentin Ivanov:
Other Investment Companies (3) - $745,573,007
Other Pooled Investment Vehicles (0) - $0
Other Accounts (2) - $4,231,452
(None are performance-fee based)

NACM

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Investment Adviser believes are faced by investment professionals at most major financial firms.

The Investment Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a Portfolio Manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser and the Board of Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Investment Adviser-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s Portfolio Manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies. A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he or she manages. See “Portfolio Transactions and Brokerage”.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Codes of Ethics adopted by the Investment Adviser and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

NFJ

Being an investment manager with multiple clients, there could be the potential conflict of interest while managing both the fund and other accounts at the same time. Listed below are potential conflicts that an investment professional could face. NFJ Investment Group has implemented compliance policies and procedures to attempt to address these potential issues.

There is the potential conflict that a more attractive investment could be allocated to a higher fee paying account. A conflict could also arise if a disproportionate share amount of a security that is likely to increase in value is allocated to a favored account. NFJ Investment Group has established Allocation procedures to address fair and equitable allocation of all trades.

Another potential conflict could involve personal trading of the portfolio managers. Front-running could exist if a portfolio manager transacted in his own personal account prior to placing an order for the fund or other clients knowing its effect on the security. NFJ Investment Group has implemented a set of policies and procedures through its Code of Ethics to address this potential conflict.

Cross trading in which an NFJ account sells a particular security to another account to potentially avoid transaction costs could also pose a potential conflict of interest. A conflict could arise if one account is permitted to sell the security to another account at a higher price than a third party would pay. Procedures are in place to avoid this transaction as NFJ does not participate in cross trades.

PEA

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. While the portfolio managers of PEA Capital are subject to a written Code of Ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of advisory clients, the portfolio managers may, from time to time, acquire, possess, manage and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they provide investment advisory services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the Funds. When PEA Capital determines that it would be appropriate for a particular Fund and one or more Managed Accounts to participate in an investment opportunity, PEA Capital will seek to execute orders for a Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of a Fund and one or more other Managed Accounts is not assured. In such situations, PEA Capital may (but is not required to) place orders for a Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, PEA Capital may cause a Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, PEA Capital may allocate the securities traded among a Fund and other Managed Accounts, pursuant to policies and procedures adopted to address these potential conflicts of interest, in a manner which it considers equitable, taking into account the size of the order placed for a Fund and each other Managed Account as well as any other factors which it deems relevant.

3) NACM

As of January 31, 2006, the following explains the compensation structure of each individual (as listed in the Prospectus) that shares primary responsibility for day-to-day portfolio management of the Funds (for the purposes of this section, “Portfolio Managers”):

Base Salary. Each Portfolio Manager is paid a fixed base salary set at a competitive level, taking into consideration the Portfolio Manager’s experience and responsibilities, as determined by the Investment Adviser.

Annual Bonus and Profit Sharing Opportunity. Each Portfolio Manager’s compensation is directly affected by the performance, on a pre-tax basis, of the individual portfolios he or she manages, including each Fund; as well as the performance of the individual’s portfolio management team and the overall success of the firm.

Approximately 75% of each Portfolio Manager’s bonus is based on one- and three-year annualized performance of client accounts under his or her management, with greater weight placed on three-year performance. This takes into account relative performance of the accounts to each account’s individual benchmark (which includes the CSFB Convertible Index, the Merrill Lynch All Convertible All Quality Index, and the Merrill Lynch High Yield Master II Index) (representing approximately one half of the calculation) and the accounts’ peer rankings in institutional consultant universes (representing the other half). In the case of each Fund, the benchmark against which the performance of the Fund’s portfolio will be compared for these purposes is indicated in the “Past Performance” sections of the prospectus. The remaining 25% of the bonus is based on a qualitative review and overall firm profitability. The qualitative review evaluates each NACM Portfolio Manager based on the individual’s contribution to the implementation of the investment process of his or her accounts, including the Fund. The lead portfolio manager indicated for each Fund evaluates the other members of the portfolio management team. The Chief Investment Officer (Mr. Valeiras) evaluates the lead portfolio managers.

Each NACM investment team has a profit-sharing plan. Each team receives a pool which is based on “EBITDA” (i.e., earnings before interest, taxes, depreciation and amortization) of the accounts managed by the team and is distributed subjectively. All team members are eligible. The Chief Investment Officer and lead portfolio manager determine allocations among the team. The profits to be allocated increase with the profitability of the applicable accounts. The Portfolio Managers are also eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

NFJ

The following information is provided as of January 31, 2006. Contractual agreements provide the founders with competitive salaries and all benefits provided to the senior executives of Allianz. The founders/managing directors have a separate business entity contract and employment contract, including a profit sharing agreement. All other managing directors are eligible for profit sharing pool participation. Compensation is tied to successful job performance and growth in assets under management. All managing directors have available to them a Deferred Compensation Plan that is 100% voluntary on the part of the individual.

Our compensation levels are on par with other industry firms. Employees are provided very competitive compensation packages with incentives, including annual bonuses, a benefits package, vacation, sick leave, etc.. Compensation is fixed and is not based on the fund’s performance or the assets held in the fund’s portfolio. All NFJ employees at the same level are compensated in the same way. There is no difference between the structure and method used to compensate the portfolio manager assigned to the fund’s account and other portfolio managers in the Company.

PEA

The following information is provided as of January 31, 2006. PEA Capital believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. As more fully described below, portfolio managers receive a base salary, a variable bonus opportunity, equity incentive units and a benefits package. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. PEA Capital attempts to keep its compensation levels at or above the median for similar positions in their local area.

Each portfolio manager’s compensation consists of the following elements:

Base salary. Each portfolio manager is paid a fixed base salary which is set at a level determined by PEA Capital. In setting the base salary, the firm’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities. Management of the firm evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus or profit sharing opportunity. For portfolio managers who share in a bonus pool, bonuses are designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results, and firm profitability. At the start of the year, each participant receives an allocated target percentage of the pool. The initial target allocation is a measure of past performance, current job accountability and expectations, and competitive market practice. At year-end the firm’s CEO and CIO determine the size of the pool based on overall investment results, firm profitability, asset flows and external market compensation levels. For portfolio managers who participate as profit sharers, these professionals are assigned an amount that is primarily determined by the profitability of the firm. Individual investment performance can increase or decrease this payment by as much as 10%. Bonuses are based in part on pre-tax performance against the Funds’ relevant benchmark and Morningstar/Lipper peer group over one and three year periods, with some consideration of longer time periods.

Equity incentive units. Portfolio managers participate in the Allianz Equity Incentive Plan. This plan identifies a substantial pool of funds for the benefit of participating PEA Capital employees, each of whom receives shares in the pool. The value of the pool is determined by the cumulative revenue growth of PEA Capital over rolling three-year periods. Shares in the pool vest three years after they are awarded provided the employee remains with the firm.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the Non-Qualified Deferred Compensation Plan.

4) The following information is provideds of January 31, 2006

NACM

None.

NFJ

Ownership

Ben Fischer	$10,001 - $50,000

Cliff Hoover	none

Jeff Partenheimer	none

PEA

None.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Companies

Total Number
			of Shares Purchased	Maximum Number of
	Total Number	Average	as Part of Publicly	Shares that May yet Be
	of Shares	Price Paid	Announced Plans or	Purchased Under the Plans
Period	Purchased	Per Share	Programs	or Programs

February 2005	N/A	N/A	N/A	N/A
March 2005	N/A	N/A	N/A	N/A
April 2005	N/A	N/A	N/A	N/A
May 2005	N/A	N/A	N/A	N/A
June 2005	N/A	23.35	920,136	N/A
July 2005	N/A	N/A	N/A	N/A
August 2005	N/A	N/A	N/A	N/A
September 2005	N/A	N/A	N/A	N/A
October 2005	N/A	N/A	N/A	N/A
November 2005	N/A	N/A	N/A	N/A
Decemmber 2005	N/A	N/A	N/A	N/A
January 2006	N/A	N/A	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

The Registrant’s Board of Trustees adopted a Nominating Committee Charter governing the affairs of the Nominating Committee of the Board, which is posted on the Allianz Global Investors website at www.allianzglobalinvestors.com. Appendix B to the Nominating Committee Charter includes “Procedures for Shareholders to Submit Nominee Candidates,“ which sets forth the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees. The Registrant has not yet held its first annual shareholders’ meeting, so these procedures have yet to be disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, and this is the first Form N-CSR filing made by the Registrant. Among other requirements, the procedures provide that the recommending shareholder must submit any recommendation in writing to the Registrant to the attention of the Registrant’s Secretary, at the address of the principal executive offices of the Registrant and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary and is qualified in its entirety by reference to Appendix B of the Nominating Committee Charter.

Item 11. Controls and Procedures

(a)	The registrant’s President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12. Exhibits

(a)(1)	Exhibit 99.CODE ETH – Code of Ethics

(a)(2)	Exhibit 99.CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b)	Exhibit 99.906CERT – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Exhibit 99.PROXYPOL – Proxy Voting Policies and Procedures

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NFJ Dividend, Interest & Premium Strategy Fund

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date April 7, 2006

By /s/ Lawrence G. Altadonna
Treasurer

Date April 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel
President and Chief Executive Officer

Date April 7, 2006

By /s/ Lawrence G. Altadonna
Treasurer

Date April 7, 2006